                         NOTICE OF GUARANTEED DELIVERY

                                      for
                     9 1/8% Senior Notes Due April 1, 2006
                                       of
                               BUDGET GROUP, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Budget Group, Inc., a Delaware corporation (the "Company"),
made pursuant to the Prospectus, dated           , 1999 (the "Prospectus"), if
certificates for the outstanding 9 1/8% Senior Notes due April 1, 2006 of the Company (the "Old Notes") are not readily available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as Trustee (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below) of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          , 1999 UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent:

                        THE BANK OF NEW YORK, AS TRUSTEE

                       By Hand/Overnight Courier or Mail:
                              The Bank of New York
                             101 Barclay Street-7E
                        Corporate Trust Services Window
                                  Ground Level
                               New York, NY 10286
                             Reorganization Section
                                   Attention:

     By facsimile: (212)           . Call (212)           for confirmation

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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

LADIES AND GENTLEMEN:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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 Signature(s) of Owner(s) or Authorized Signatory:

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 Principal Amount of Old Notes Tendered:*

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 Certificate No(s). of Old Notes (if available):
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 Date:
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 Name(s) of Holder(s):
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 Address:
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 Area Code and Telephone No.:
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 If Old Notes will be delivered by book-entry transfer at The Depository Trust
 Company, insert Depository Account No.:

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

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                            PLEASE SIGN AND COMPLETE

   This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.
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                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

   Name(s):
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   Capacity:
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   Address(es):
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   Do not send Old Notes with this form. Notes should be sent to the Exchange
   Agent together with a properly completed and duly executed Letter of Transmittal.
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

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                                   GUARANTEE

                    (Not to be used for signature guarantee)

        The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby (a) represents that each holder of Old Notes on whose behalf this tender is being made "own(s)" the Old Notes covered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Old Notes complies with such Rule 14e-4, and (c) guarantees that, within five New York Stock Exchange trading days after the Expiration Date, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Old Notes covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus) and required documents will be deposited by the undersigned with the Exchange Agent.

        The undersigned acknowledges that it must deliver the Letter of Transmittal and Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.
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
   Name of Firm:                                  --------------------------------------------
                                                  (Authorized Signature)
   ----------------------------------             Name:
   Address:                                       --------------------------------------------
                                                  (Please Print)
   -----------------------------------------
                                                  Title:
   -----------------------------------------      --------------------------------------------
                                  (Zip Code)
   Area Code and Telephone No.:                   Date:
                                                  --------------------------------------------
   ----------------

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* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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